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                          REGISTRATION RIGHTS AGREEMENT

                  AGREEMENT, dated as of the 7th day of June, 1996, between Robert Picow (individually a "Holder" or collectively with Joseph Forer, the "Holders") and Brightpoint, Inc., a Delaware corporation having its principal place of business at 6402 Corporate Drive, Indianapolis, Indiana 46278 (the "Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are receiving from the Company an aggregate of 2,025,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock") upon the terms set forth in the Agreement and Plan of Merger among the Company, the Subsidiary, the Allied Stockholders and the Allied Companies (as each such term is defined therein), dated the date hereof (the "Merger Agreement"); and

                  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of the Company's Common Stock issuable pursuant to the Merger Agreement (the "Shares");

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  1. Registrable Securities. As used herein the term "Registrable Security" means each of the Shares and all shares of the Company issued or issuable with respect to the Shares by way of stock split, stock dividend, recapitalization, merger or



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consolidation; provided, however, that with respect to any particular
Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, (ii) the date that the holders of Registrable Securities receive an opinion of counsel to the Company that all of the Registrable Securities may be freely tradable without registration under the Securities Act, under Rule 144 (without volume or manner of sale limitations) promulgated under the Securities Act ("Rule 144") or otherwise or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  2. Piggyback Registration. If at any time following the date hereof the Company proposes to prepare and file a registration statement or post-effective amendment thereto (for purposes of this Agreement, collectively, a "Registration Statement"), with the Securities and Exchange Commission (the "SEC") covering, (a) an underwritten primary offering of Common Stock (an "Underwritten Offering") or (b) an offering of Common Stock on behalf of any then officer of the Company (as defined in

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Rule 16a-1(f) promulgated under the Securities Act) (other than Form S-8 or successor form or if such offering relates to Common Stock acquired by the officer subsequent to the date hereof in connection with a merger with or an acquisition by the Company) (a "Management Offering"), the Company will give written notice of its intention to do so by registered mail ("Notice"), at least fifteen (15) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall (subject to the provisions of the last paragraph of this Section), as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders; provided, however, that if, with respect to an Underwritten Offering, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or selling security holder(s) pursuant to then existing contractual rights ("Qualified Selling Security Holders"), will exceed the maximum amount of the Company's securities which can be marketed (i) at a

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price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the Underwritten Offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register; provided, further, that any such exclusion of Registrable Securities is conditioned upon the following paragraph.

                  If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holder and such other Qualified Selling Security Holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the number of Registrable Securities to be offered by Requesting Holder pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the Qualified Selling Security Holders (including the Requesting Holder) as the original number of Registrable Securities proposed to be sold by the Requesting Holder bears to the total original number of securities proposed to be offered by the Requesting Holder and the Qualified Selling Security Holders.

                  In addition, with respect to a Management Offering, the number of Registrable Securities to be offered by the Requesting Holder pursuant to any such Management Offering shall be equal to the aggregate number of Registrable Securities then owned by the

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Requesting Holder multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock to be offered by the executive selling the highest proportion of his aggregate number of shares of Common Stock in the Management Offering, and the denominator of which shall be the aggregate number of shares of Common Stock owned by such executive.

                  Notwithstanding the provisions of this Paragraph 2, the Company shall have the right at any time after it shall have given written notice pursuant to this Paragraph 2 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  3.  Demand Registration.

                           (a)  At any time during the eighteen (18) month
period commencing six (6) months from the date hereof, the Holders of the Registrable Securities shall have one right (which right is in addition to the piggyback registration rights provided for under Paragraph 2 hereof), exercisable by written notice to the Company by the holders of a majority of the Registrable Securities (the "Demand Registration Request"), which notice may be given any time after the date hereof, to have the Company prepare and file with the SEC, on one occasion, at the sole expense of the Company, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of counsel for the Company), in order to comply with the provisions of the Act, so as to permit a public offering and

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sale of up to an aggregate of 750,000 Shares of the Registrable Securities by the Holders. Nothing contained herein shall require the Company to undergo an audit, other than in the ordinary course of business.

                           (b)  Upon the consummation of and notwithstanding
the registration of Registrable Securities pursuant to this Paragraph 3, the Holders (as if acting in concert as described in Rule 144(e)(3)(vi) promulgated under the Securities Act) shall not sell, transfer, assign, hypothecate, pledge or otherwise dispose of, in the aggregate, more than the number of Registrable Securities which would be permitted to be sold pursuant to the volume limitations of Rule 144(e) under the Securities Act, as if the Registrable Securities were restricted securities subject to Rule 144(e) (subject to increase pursuant to Sections 3(c) or 5 hereof). The certificates representing the Shares will bear a legend to the effect of the restrictions set forth in this Paragraph 3(b).

                           (c)  The Company may postpone or delay, for up to
two (2) months following any request for registration pursuant to Paragraph 3(a), the filing of a registration statement if, in the good faith judgment of the Board of Directors of the Company, such filing would, if not deferred, be seriously detrimental to a then proposed or pending financial project, acquisition, merger or corporate reorganization or other material event; provided, however, the Company may not utilize this right more than once in any twelve month period. In the event any registration is postponed or delayed pursuant to this Section 3(c) the number of

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securities which Holders would have been able to sell pursuant to Rule 144(e)
during such period had the registration been effected shall be added to the number of securities which Holders are permitted to sell pursuant to Section 3(b) hereof.

                           (d) Any effective registration statement pursuant
to this Paragraph 3 shall be withdrawn by the Company upon the second anniversary of the date hereof, and any Registrable Securities registered thereunder and not sold thereunder shall be deregistered at that time.

                           (e) In connection with any registration under
Paragraph 3, subject to Paragraph 3(c) above, the Company shall file the registration statement as expeditiously as possible after the execution of this agreement, shall use its reasonable best efforts to have any such registration statement declared effective on the six (6) month anniversary of the date hereof, and keep such registration statement effective until that date which is two (2) years from the date hereof, and shall furnish each holder of Registrable Securities such number of prospectuses as shall reasonably be requested.

                  4. Additional Terms. The following provisions shall be applicable to any Registration Statement filed pursuant to Paragraph 2 or 3 of this Agreement:

                           (a) If any stop order shall be issued by the SEC
in connection therewith, to use its best efforts to obtain the removal of such order as soon as practicable. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable

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number of copies of the registration statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of his Registrable Securities. The Company will use its reasonable best efforts to qualify the Registrable Securities for sale at the Company's expense in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request and any other information the SEC or any other applicable regulatory authority may require. If any event occurs as a result of which a prospectus required to be delivered by a Holder, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, the Company shall as soon as practicable notify such Holder and at the request of such Holder prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of

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such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (b)  The Company shall bear the entire cost and
expense of any registration of the Registrable Securities (including, without limitation, all registration, filing, qualification, printer's and accounting fees); provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by him or her in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or her pursuant thereto.

                           (c)  The Company shall indemnify and hold harmless
the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities arising out of, based upon or caused by any untrue statement of a material fact contained in the registration statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or arising out of, based upon or caused by any omission or alleged omission to state therein a material fact

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required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify the Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use

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therein. Promptly after receipt by an indemnified party under this Section 4(c)
of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4(c), but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than this Section 4(c). The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by the indemnifying party shall not be at the expense of the indemnifying party unless the employment of such counsel by the indemnified party is the result of conflicts in interest between the indemnified party and the indemnifying party or otherwise permits the indemnified party to present defenses that could not reasonably be presented by the indemnifying party. The indemnifying party shall not be liable to indemnify any person for any settlement of any such action effected without the indemnifying party's written consent.

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                           (d)  If for any reason the indemnification
provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                           (e)  Neither the filing of a Registration
Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell his or her Registrable Securities.

                           (f)  The Holder, upon receipt of notice from the
Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his or her Registrable Securities or Demand Shares until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

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                  5. Investment Letter. Each Holder is simultaneous herewith, delivering to the Company an investment letter, a copy of which is attached hereto pursuant to which each Holder acknowledges the Company's policy on insider trading and agrees to be bound by any lock-up or other restriction on the sale of the Company's securities to which the Company's executive officers or director are now bound or may, in the future, agree to be bound. No such restriction is currently in effect. In the event any sale is postponed or delayed pursuant to this Paragraph 5, the number of securities which Holders would have been able to sell during such period had the sale been effected shall be added to the number of securities which Holders are permitted to sell pursuant to Section 3(b) hereof.

                  6. Governing Law.

                           (a)  The Registrable Securities are being
delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

                  7. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

                  8. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

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                  9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  If to the Holder, to his or her address set forth on the signature page of this Agreement.

                  If to the Company, to the address set forth on the first page of this Agreement.

                  11. Binding Effect; Benefits. The Holder may not assign his or her rights hereunder except to a pledgee of Holder's Registrable Securities or to one or more members of his immediate family in connection with estate planning purposes (or one or more trusts for the primary benefit of such persons); provided that each such assignee agrees to be bound by the provisions hereof with respect to paragraph 3(b) (including for purposes of aggregating sales) and paragraph 5. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives, successors and

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such permitted assigns, any rights or remedies under or by reason of this Agreement.

                  12. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                  13. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                                BRIGHTPOINT, INC.

                                        By: /s/ J. Mark Howell
                                           ___________________________
                                           Name: J. Mark Howell
                                           Title: C.F.O.

                                                HOLDER:

                                                /s/ Robert Picow
                                                ------------------------------
                                                    Signature

                                                Robert Picow
                                                ------------------------------
                                                    Print Name

                                                Address:

                                                ------------------------------

                                                ------------------------------

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